Exhibit 99.1

Encorium Group, Inc. Announces Realignment

Of Its Senior Management Team To Meet Its Global Growth Objectives

WAYNE, PA, February 21, 2008 - Encorium Group, Inc. (Nasdaq: ENCO), in order to more effectively support its global growth plans, announced that it is realigning the responsibilities of its senior management team. These changes are intended to facilitate globalization of Encorium through expansion of the Company's worldwide service offerings with a focus on sustained revenue growth and profitability. Dr. Kenneth M. Borow is currently President of Encorium Group, Inc. as well as Chief Executive Officer. In order to allow Dr. Borow to focus more of his time on the expansion of the Company's Consultancy Services business and its Global Business Development initiatives, the responsibilities of Chief Executive Officer have been transferred to Dr. Kai Lindevall, presently Encorium's President of Operations for Europe and Asia. Dr. Borow will remain President of the Company as well as assume the new position of Chief Medical and Strategic Development Officer. These changes are effective as of today.

Kenneth M. Borow, M.D., commented, "As we began to implement our broad-based strategy for global expansion, it became clear that we needed to diversify the responsibilities of our senior management team. We spent much time identifying what contributions to our Company's future success could best be made by each member of our Executive staff. Because of my achievements over the years with strategic development programs for drugs and biologics as well as my network of biopharmaceutical industry relationships, we collectively decided that I should focus my time predominantly on these efforts. I look forward to directing our Global Business Development growth initiatives which will concentrate on building new client relationships in emerging as well as established markets. Overall, our goal is to maximize our clients' return on investment while creating long term relationships that lead to greater visibility, enhanced growth, and increased profitability for our Company. I have great confidence that Dr. Lindevall will do an excellent job as CEO. He is well suited to help move our Company into additional therapeutic areas and emerging markets worldwide."

Kai Lindevall, M.D., Ph.D., stated "I am excited about assuming the role of CEO for Encorium and look forward to working with Ken to move the Company forward. CROs are increasingly assuming a highly integral role in the development process for drugs, biologics and medical devices. I believe that Encorium is well positioned to take advantage of these growth opportunities, especially considering our long track record of providing value-added services to small, mid-sized and large biopharmaceutical companies. In my position as CEO I shall oversee the implementation of the strategy that our Board of Directors anticipates will lead to success in terms of predictable growth and improved financial results. Expansion into new therapeutic and geographic areas through both organic growth and acquisitions will be essential in achieving our strategic targets. My expertise bringing CRO services into emerging markets will be very helpful in accomplishing our goals. With Ken now able to focus more of his time on building our consultancy services and delivering on new business development opportunities, the team should be well positioned to achieve our targets for global growth and profitability."

Dr. Borow, who joined the Company in 1997, has been Chief Executive Officer for the past seven years. During his tenure as CEO, the Company had many important successes. These included significant contributions to the design and conduct of multiple landmark studies in cardiology, vaccines, infectious disease, oncology, and biologics - studies which have changed the medical standard-of-care for patients around the world. In addition, the Company operationally supported numerous new drug application (NDA) approvals by the FDA and other regulatory agencies worldwide. In November 2006, Encorium completed the acquisition of Remedium Oy. This resulted in the Company directly controlling its own personnel in 16 countries in North America and Europe and having operational capabilities in more than 30 countries worldwide. Over the past decade, Dr. Borow and his consultancy group provided expert solutions on the strategic development of drugs and biologics to large as well as small biopharmaceutical companies in North America, Europe, and Japan. In the future, these services will be further expanded.

Dr. Lindevall was the founder and CEO of Remedium Oy and oversaw its expansion into the emerging markets of Central and Eastern Europe. He has contributed significantly in the Company's recent successes with European and Japanese biopharmaceutical firms. It will be his responsibility to help the Company achieve its client-oriented objectives of shorter timelines, high quality data, and cost containment superimposed upon return to profitability for Encorium Group, Inc. Moving forward, Dr. Lindevall will also focus on Encorium's efforts in the emerging markets of China/Pan-Asia, India, and Latin America.

Conference Call

Encorium Group will hold a conference call tomorrow morning, February 22, 2008 at 9:00 A.M. EST to discuss the management realignment and answer investor questions. To participate in the live call by telephone, please dial (866) 550-5902, or for international callers, please dial (706) 643-2029. Those interested in listening to the conference call live via the Internet may do so by clicking the following link: http://audioevent.mshow.com/342017/. Please go to the Web site 15 minutes prior to the scheduled start to register, download, and install any necessary audio software.

About Encorium Group, Inc.

Encorium Group, Inc. is a global clinical research organization specializing in the design and management of complex clinical trials and Patient Registries for the pharmaceutical, biotechnology and medical device industries. The Company's mission is to provide its clients with high quality, full-service support for their biopharmaceutical and medical device development programs. Encorium offers therapeutic expertise, experienced team management and advanced technologies. The Company has drug and biologics development as well as clinical trial experience across a wide variety of therapeutic areas such as infectious diseases, cardiovascular, vaccines, oncology, diabetes endocrinology/metabolism, gene therapy, immunology, neurology, gastroenterology, dermatology, hepatology, women's health and respiratory medicine. Encorium believes that its expertise in the design of complex clinical trials, its therapeutic experience and commitment to excellence, and its application of innovative technologies, offer its clients a means to more quickly and cost effectively move products through the clinical development process. Encorium is headquartered in Wayne, Pennsylvania with its European base of operations in Espoo, Finland. The Company has a geographic footprint that includes over one billion people in North America, Western/Central/Eastern Europe, Scandinavia, and the Baltics.

This press release contains forward-looking statements identified by words such as "estimate," "project," "expect," "intend," "believe," "anticipate" and similar expressions. Actual results might differ materially from those projected in, expressed in or implied by the forward-looking statements. Potential risks and uncertainties that could affect the Company's future operating results and financial condition include, without limitation: (i) our success in attracting new business and retaining existing clients and projects; (ii) the size, duration, and timing of clinical trials we are currently managing may change unexpectedly; (iii) the termination, delay or cancellation of clinical trials we are currently managing could cause revenues and cash-on-hand to decline unexpectedly; (iv) the timing difference between our receipt of contract milestone or scheduled payments and our incurring costs to manage these trials; (v) outsourcing trends in the pharmaceutical, biotechnology and medical device industries; (vi) the ability to maintain profit margins in a competitive marketplace; (vii) our ability to attract and retain qualified personnel; (viii) the sensitivity of our business to general economic conditions; (ix) other economic, competitive, governmental and technological factors affecting our operations, markets, products, services and prices; (x) announced awards received from existing and potential customers are not definitive until fully negotiated contracts are executed by the parties;(xi) our backlog may not be indicative of future revenues and may not generate the revenues expected;(xii) our ability to successfully integrate the businesses of Encorium and Remedium Oy which we acquired on November 1, 2006; and (xiii) the performance of the combined business to operate successfully and generate growth. You should not place any undue reliance on these forward looking statements which speak only as of the date of this press release. Additional information concerning factors that might affect our business or stock price which could cause actual results to materially differ from those in forward-looking statements is contained in Encorium Group's SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2006 and other periodic reports under the Securities Exchange Act of 1934, as amended, copies of which are available upon request from Encorium Group's investor relations department or The Equity Group, Inc.

CONTACT: -OR- INVESTOR RELATIONS COUNSEL:

Encorium Group, Inc. The Equity Group Inc.

Lawrence R. Hoffman, CPA, Esq. Adam Prior: (212) 836-9606

Chief Financial Officer aprior@equityny.com

(610) 975-9533 www.theequitygroup.com

lhoffman@encorium.com

www.encorium.com